UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 8, 2017

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 8, 2017, Dime Community Bancshares, Inc. (the “Company”) and its wholly-owned subsidiary, Dime Community Bank (the “Bank”), entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the underwriters named therein, with respect to the sale of $115,000,000 of its 4.50% fixed-to-floating rate subordinated debentures due 2027 (the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Bank. The Company also agreed to indemnify the underwriters against certain liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Notes are being offered pursuant to the Prospectus Supplement dated June 8, 2017 to the Prospectus dated October 15, 2015, filed as part of the Company’s Registration Statement on Form S-3 (File No. 333-207228). The terms of the Notes are set forth in an indenture, dated June 13, 2017, as supplemented by a supplemental indenture, including the form of the Notes, dated June 13, 2017. Copies of the indenture, the supplemental indenture, and the form of the Notes are included as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference. Exhibits 4.1, 4.2, 4.3, 5.1, 12.1 and 23.1 are filed herewith in connection with the Company’s Registration Statement and are incorporated therein.

Item 2.03	Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On June 8, 2017, the Company priced the public offering of the Notes. A copy of the press release announcing the pricing of the Notes is included herewith as Exhibit 99.1 and is incorporated by reference herein.

On June 13, 2017, the Company closed the public offering of the Notes. A copy of the press release announcing the closing of the offering of the Notes is included herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated June 8, 2017, by and among the Company, the Bank and Sandler O’Neill & Partners, L.P., as representatives of the underwriters named therein
4.1	Indenture, dated as of June 13, 2017, by and between the Company, as Issuer, and Wilmington Trust, National Association, as Trustee
4.2
First Supplemental Indenture, dated as of June 13, 2017, by and between the Company and Wilmington Trust, National Association, as Trustee, including the form of the 4.50% fixed-to-floating rate subordinated debentures due 2027 attached as Exhibit A thereto

4.3	Form of Certificate of the Notes (included in Exhibit 4.2 filed herewith)
5.1	Opinion of Luse Gorman, PC regarding the legality of the Notes
12.1	Computation of Consolidated Ratio of Earnings to Fixed Charges
23.1	Consent of Luse Gorman, PC (included in Exhibit 5.1 filed herewith)
99.1	Press release announcing the pricing of the public offering of the Company’s Notes
99.2	Press release announcing the closing of the public offering of the Company’s Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ Kenneth J. Mahon
Kenneth J. Mahon
President and Chief Executive Officer

Dated:  June 13, 2017